UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2012

HARTFORD LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Its Charter)

CONNECTICUT	001-32293	06-0974148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 HOPMEADOW STREET, SIMSBURY, CONNECTICUT		06089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

Hartford Life Insurance Company (the “Company”) has revised applicable sections included in its Annual Report on Form 10-K for the period ended December 31, 2011 (the “2011 Form 10-K”), as referenced in Item 7.01 below. These revisions are incorporated herein by reference.

Item 7.01	Regulation FD Disclosures

Effective January 1, 2012, the Company adopted Accounting Standards Update No. 2010-26 - Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. As a result of this adoption, the Company has revised applicable sections of Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), Financial Statements and Supplementary Data, and Computation of Ratio of Earnings to Fixed Charges included in the Company’s 2011 Form 10-K.

The Business, MD&A, Financial Statements and Supplementary Data, and Computation of Ratio of Earnings to Fixed Charges sections of the 2011 Form 10-K, which are incorporated herein by reference and furnished herewith, are being revised to reflect the adoption of the new accounting standard. No other information in the Business and MD&A sections of our 2011 Form 10-K has been updated for events or developments that occurred subsequent to the filing of the 2011 Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”). For developments since the filing of the 2011 Form 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2011 Form 10-K and subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

12.01	Statement Re: Computation of Ratio of Earnings to Fixed Charges.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part I, Item 1. Business

99.02	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the year ended December 31, 2011.

99.03	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended December 31, 2011. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now our historical financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Insurance Company
(Registrant)

Date: May 29, 2012

/s/ Beth A. Bombara
Beth A. Bombara
Senior Vice President and Controller

EXHIBITS INDEX

Exhibit No.	Description

12.01	Statement Re: Computation of Ratio of Earnings to Fixed Charges.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part I, Item 1. Business

99.02	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the year ended, December 31, 2011.

99.03	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended, December 31, 2011. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now our historical financial statements.

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